                                   EXHIBIT 4.2

                                                                    BK-00949TAC4
No.                                                                    CUSIP
                          AIRTOUCH COMMUNICATIONS, INC.
                            GLOBAL NOTE REPRESENTING
                               7 % NOTES DUE 2003

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), TO AIRTOUCH COMMUNICATIONS, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY NOMINEE OF DTC TO A SUCCESSOR DEPOSITARY OR ANY NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

         AIRTOUCH COMMUNICATIONS, INC. (herein referred to as "AirTouch"), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum indicated on Schedule A hereof on October 1, 2003 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from October 1, 1996 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 7 % per annum, payable on each April 1 and October 1, commencing April 1, 1997 (the "Interest Payment Dates"). Any such interest not so punctually paid or duly provided for on any Interest Payment Date ("Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Record Date and shall be paid as provided in Section 2.03 of the Indenture (hereinafter defined).

         The principal hereof is payable upon presentation and surrender of this Note at the principal office of The First National Bank of Chicago, as Trustee (herein called the "Trustee"). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business of the Record Date for such interest payment at such person's address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

         This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

         IN WITNESS WHEREOF, AIRTOUCH COMMUNICATIONS, INC. has caused this Note to be signed by one of its Vice Presidents manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

                                            AIRTOUCH COMMUNICATIONS, INC.

                                            By:
                                                -------------------------
                                                 Executive Vice President
                                                 and Chief Financial Officer

         Attest:
                 ----------------------------
                   Assistant Secretary

Dated:  October 7, 1996

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

THE FIRST NATIONAL BANK OF CHICAGO, as Trustee

By:
    -----------------------------
           Authorized Officer
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                          AIRTOUCH COMMUNICATIONS, INC.
                            GLOBAL NOTE REPRESENTING
                               7 % NOTES DUE 2003

This Note is one of a duly authorized issue of securities of AirTouch, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of July 16, 1996, as amended by the First Supplemental Indenture dated as of July 16, 1996, the Second Supplemental Indenture dated as of July 16, 1996, and the Third Supplemental Indenture dated as of October 7, 1996 (such Indenture as so amended being herein referred to as the "Indenture"), each being between AirTouch and the Trustee. This Note is one of a series of Notes designated as its "7 % Notes Due 2003" aggregating $250,000,000 in principal amount (herein called the "Notes").

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of AirTouch, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting AirTouch and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of AirTouch, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the fixed maturity or redemption date of any Note, or reduce the rate of interest on any Note or alter the method of determining such rate of interest or extend the time of payment of interest, or reduce the principal amount thereof, or reduce any premium payable on the redemption thereof, or change the coin or currency in which the Notes or the interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof (or, in the case of redemption, on or after the redemption date), (2) reduce the aforesaid percentage of holders of the Outstanding Securities whose consent is required for the execution of such supplemental indenture, or the consent of the holders of which is required for any waiver provided for in the Indenture, (3) change the time of payment or (4) modify any provisions of the Indenture relating to the amendment thereof or the creation of a supplemental indenture (except to increase the rights of the holders). It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive any past Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of each Note so affected. The Indenture also provides that AirTouch and the Trustee may enter into one or more supplemental indentures without the consent of or notice to any holder of Securities: (1) to cure any ambiguity, defect or inconsistency; (2) to permit a successor to assume AirTouch's obligations under the Indenture as permitted by the Indenture; (3) to eliminate or change any provision of the Indenture if such does not adversely affect the rights of any holder of Outstanding Securities; (4) to provide for the issuance and establish the terms and conditions of Securities of any series; (5) to add to the covenants of AirTouch further covenants, restrictions or conditions for the protection of the holders of all or any particular series of Securities and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions an Event of Default permitting the enforcement of all or any of the several remedies provided in the Indenture;
(6) to appoint, at the request of the Trustee, a successor Trustee for a particular series of Securities to act as such pursuant to the provisions of the Indenture; or (7) to add or change any of the provisions of the Indenture to such extent as shall be necessary to facilitate the issuance of Securities in
(i) global form or (ii) bearer form, registerable or not registerable as to principal or principal and interest, and with or without coupons.

The Notes will be redeemable in whole or in part, at the option of AirTouch at any time, at a redemption price equal to the greater of (a) 100% of their principal amount or (b) the sum of the present values of the remaining scheduled payments of principal and interest hereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 10 basis points; plus for each of (a) and (b) above, accrued interest on the Notes to the date of redemption. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books. If fewer than all the Notes are to be redeemed, selection of Notes for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and that complies with applicable legal and securities exchange requirements.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $1,000 and any integral multiple thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee in New York, New York by the registered owner hereof in person, or by such registered owner's attorney duly authorized in writing, on the books of AirTouch at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

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AirTouch, the Trustee and any agent of AirTouch or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than AirTouch or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of AirTouch, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF AIRTOUCH IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future of AirTouch or of any successor thereof, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM           --as tenants in common
         TEN ENT           --as tenants by the entireties
         JT TEN            --as joint tenants with right of survivorship and not
                             as tenants in common

         UNIF GIFT MIN ACT--         Custodian
                            --------           ------------
                           (Cust)                    (Minor)
                                            under Uniform Gifts to Minors
                                            Act
                                                 ------------------------------
                                                              (State)

         Additional abbreviations may also be used though not in the above list.

                                             ----------------

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

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Please print or typewrite name and address including postal zip code of assignee

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the within Note and all rights thereunder, hereby irrevocably

constituting and appointing                                 attorney to transfer
                            -------------------------------
said Note on the books of AirTouch, with full power of substitution in the premises.

Dated:
        ---------------------               ---------------------

                             ---------------------

         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                       4
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                                   SCHEDULE A

                          SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount at maturity of this Note shall be $000,000,000. The following decreases/increases in the principal amount at maturity of this Note have been made:

                                                                                      Total Principal                 Notation
                                Decrease in                Increase in                   Amount at                     Made by
      Date of                    Principal                  Principal                    Maturity                       or on
     Decrease/                   Amount at                  Amount at                 Following such                  Behalf of
     Increase                     Maturity                   Maturity                Decrease/Increase                 Trustee
---------------------     ------------------------    ----------------------     -------------------------     --------------------


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

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